                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 7, 1997



                             TELEGEN CORPORATION
           (Exact name of registrant as specified in its charter)



        California                        14836                  84-067214
-------------------------------    -----------------------   ------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)

                              101 Saginaw Drive
                       Redwood City, California  94063
                  (Address of principal executive offices)

                               (415) 261-9400
            (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          Telegen Corporation (the "Company") has agreed to an Amendment Agreement to the 8% Series "A" Convertible Preferred Stock Subscription Agreement dated March 4, 1997 between the Company and Silenus Limited to sell in a private placement up to $15,000,000 in stated value of such Preferred Stock. The terms of the Amendment Agreement dated July 7 include (i) changing the Closing Date of the second closing of the first tranche, (ii) changing the exercise price of the Common Stock Purchase Warrants issued in connection with the first closing of the first tranche and (iii) providing for downward adjustments in the Conversion Price (as defined in the Subscription Agreement) for shares of Preferred Stock purchased by Silenus Limited in the first closing of the first tranche.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits
          --------

          10.9 Amendment Agreement to 8% Convertible Preferred Stock of Telegen Corporation
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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TELEGEN CORPORATION



Dated:    August 8, 1997         By:    /s/ Warren M. Dillard
                                        -----------------------------------
                                            Warren M. Dillard,
                                            Chief Financial Officer
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                             TELEGEN CORPORATION

                         CURRENT REPORT ON FORM 8-K

                              INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

10.9           Amendment Agreement to 8% Convertible Preferred Stock of Telegen
               Corporation